Exhibit 10.1

FIRST OMNIBUS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND SEVENTH AMENDED AND RESTATED PROGRAM TERMS LETTER

[CDF]

THIS FIRST OMNIBUS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND SEVENTH AMENDED AND RESTATED PROGRAM TERMS LETTER (this “Amendment”) dated as of September, 2021 and effective as of October 1, 2021, is made to that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LSA”) by and among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders,” and individually, each a “Lender”) and Dealers (as defined in the LSA), SEVENTH AMENDED AND RESTATED PROGRAM TERMS LETTER (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “PTL,” and together with the LSA, the “Agreements”)) by and among Agent and Dealers, each dated as of July 9, 2021. All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the LSA.

Recitals

A.	Agent, Lenders, and Dealers desire to make certain amendments to the Agreements.

B.Agent and Lenders are willing to make certain amendments to the Agreements, upon the terms and conditions of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the LSA, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the LSA.

a.	Section 1; Definitions. The definition of “LIBOR” set forth in Section 1 of the LSA is hereby deleted in its entirety.

b.Section 1; Definitions. The definition of “Prime Rate” in Section 1 of the LSA is hereby amended by deleting the references to “Lender” therein and replacing them with “Agent”.

c.Section 1; Definitions. The following defined terms are hereby added to Section 1 of the LSA in proper alphabetical order:

“Floor” means a per annum rate of interest equal to 0.75%.

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“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

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“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Adjusted 30-Day Average SOFR” means, for any calendar month, the greater of (1) the sum of (a) a rate of interest per annum determined by Agent as the compounded average of SOFR over a rolling calendar day period of thirty (30) days (“30-Day SOFR Average”) for the day (such day, the “SOFR Average Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such calendar month as such rate is published by the SOFR Administrator on the SOFR Administrator’s Website; provided, however, that (x) if as of 5:00 p.m. (New York City time) on any SOFR Average Determination Day, such 30-Day SOFR Average has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to calculating the 30-Day SOFR Average has not occurred, then such average will be the 30-Day SOFR Average as published on the SOFR Administrator’s Website for the first preceding U.S. Government Securities Business Day for which such 30-Day SOFR Average was published on the SOFR Administrator’s Website so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such SOFR Average Determination Day, plus (b) a spread adjustment equal to 0.1145%, rounded to such number of decimal places as selected by Agent; and (2) the Floor.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

d.Section 3(c); Effect of Benchmark Transition Event. Section 3(c) of the LSA is hereby amended by deleting such section in its entirety and replacing it with the following:

c.	“Benchmark Replacement Setting.

(i)	Benchmark Replacement.

(A)Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Agent and the Dealers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such

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amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. central time on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and the Dealers so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3(c) will occur prior to the applicable Benchmark Transition Start Date.

(B)	Notwithstanding anything to the contrary herein or in any other Loan

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Document and subject to the proviso below in this paragraph, if the Term SOFR Transition Date has occurred prior to any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause

(B) shall not be effective unless Agent has delivered to the Lenders and the Dealers a Term SOFR Notice. For the avoidance of doubt, Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.

(ii)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)Notices; Standards for Decisions and Determinations. Agent will promptly notify the Dealers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Agent or, if applicable any Lender (or group of Lenders) pursuant to this Section 3(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3(c).

(iv)Benchmark Unavailability Period. For any determination of interest hereunder or under any other Loan Document during a Benchmark Unavailability Period, the principal amount of the Loan subject to the then-current Benchmark shall bear interest determined in relation to the Prime Rate in lieu of such Benchmark, computed as otherwise described herein.

(v)	As used in this Section 3(c):

(A)“Benchmark” means, initially, Adjusted 30-Day Average SOFR; provided that if a Benchmark Transition Event or a Term SOFR Transition Event, as applicable, has occurred with respect to the index rate used to calculate Adjusted 30-Day Average SOFRor the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3(c)(i).

(B)“Benchmark Replacement” means (a) with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by Agent and the Dealers giving due consideration to (1) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant

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Governmental Body or (2) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents or (b) with respect to any Term SOFR Transition Event, Term SOFR.

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(C)“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and the Dealers giving due consideration to (1) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (2) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities.

(D)“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the addition of a concept of “interest period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

(E)“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (x) the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof);

(2)in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) continues to be provided on such date; or

(3)	in the case of a Term SOFR Transition Event, the Term SOFR

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Transition Date.

(F)“Benchmark Transition Event” means, the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor

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administrator that will continue to provide such Benchmark (or such component thereof);

(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System of the United States, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or

(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) is no longer, or as of a specified future date will no longer be, representative.

(G)“Benchmark Transition Start Date” means the earlier of (1) the applicable Benchmark Replacement Date and (2) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

(H)“Benchmark Unavailability Period” means, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3(c).

(I)“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York or any successor thereto.

(J)“Term SOFR” means the greater of (1) the forward-looking term rate for a period of approximately one (1) month based on SOFR that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of the applicable calendar month

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determined by Agent in its reasonable discretion in a manner substantially consistent with market practice and (2) the Floor.

(K)“Term SOFR Notice” means a notification (which notification may be via electronic means, including e-mail) by Agent to the Lenders and the Dealers of the occurrence of a Term SOFR Transition Event.

(L)“Term SOFR Transition Date” means, in the case of a Term SOFR Transition Event, the date that is 30 (thirty) calendar days after Agent has provided the related Term SOFR Notice to the Lenders and the Dealers pursuant to Section 3(c)(i)(B).

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(M)	“Term SOFR Transition Event” means the determination by Agent that

(1) Term SOFR is recommended for use by the Relevant Governmental Body and (2) the administration of Term SOFR is administratively feasible for Agent.

(N)“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the Benchmark Replacement Adjustment.”

2.	Amendments to PTL.

(a)The section entitled “Dealer Rate” of the PTL is hereby amended by deleting such section in its entirety and replacing it with the following:

Dealer Rate:

The effective dealer interest rate for any month (after the manufacturer subsidy period expires, if applicable) shall be Adjusted 30-Day Average SOFR plus 3.45%. For the avoidance of doubt, such rate shall apply to all outstanding invoices and advances as of October 1, 2021 financed by one or more Lenders pursuant to this PTL and all invoices financed by one or more Lenders on or after such date.

The Dealer Rate will be recalculated monthly based on changes in the index rate used to calculate Adjusted 30-Day Average SOFR.

3.Ratification. Dealers hereby ratify and confirm the Agreements, as amended hereby, and each other Loan Document, or any other document related thereto (the Agreements, other Loan Documents, and such other documents, collectively, the “Financing Documents”) executed by such Dealer in all respects. All terms and provisions of the Agreements not specifically amended by this Amendment shall remain unchanged and in full force and effect.

4.Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the sole and absolute discretion of Agent:

a.	Agent shall have received a copy of this Amendment, duly executed by each of the parties hereto.

b.Agent shall have received any and all fees payable to Agent by Dealers in connection with this Amendment and the transactions contemplated hereby.

5.Default. Dealers hereby acknowledge and agree that this Amendment is a Loan Document, and a Default hereunder shall constitute a Default under the Financing Documents.

6.Release. In consideration of the agreements of Agent contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Dealer (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and

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other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the LSA, or any of the other Financing Documents or transactions thereunder or related thereto.

7.References. Each reference in the Agreements and the other Financing Documents to the Agreements shall be deemed to refer to the Agreements as amended by this Amendment.

8.Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

9.Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment may be executed by any party to this Amendment by original and/or facsimile signature.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DEALERS:

MARINEMAX, INC.,

a Florida corporation

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial Officer,

Title:Secretary

MARINEMAX EAST, INC.,

a Delaware corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

MARINEMAX SERVICES, INC.,

a Delaware corporation

By:

Print Name:Michael H. McLamb

Title:Vice President, Secretary, Treasurer

MARINEMAX NORTHEAST, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC.

the sole member of MarineMax Northeast, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

BOATING GEAR CENTER, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC.,

the sole member of Boating Gear Center, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

US LIQUIDATORS, LLC,

a Delaware limited liability company

By: MARINEMAX, INC.

the sole member of US Liquidators, LLC

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial Officer,

Title:Secretary

MY WEB SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC.,

the sole member of My Web Services, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary and Treasurer

MARINEMAX CHARTER SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC.,

the sole member of MarineMax Charter Services, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

NEWCOAST FINANCIAL SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC.

the sole member of Newcoast Financial Services, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

GLOBAL MARINE BROKERAGE, LLC,

a Florida limited liability company

By: MY WEB SERVICES, LLC,

the sole member of Global Marine Brokerage, LLC

By: MARINEMAX EAST, INC.,

the sole member of My Web Services, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary and Treasurer

GULFPORT MARINA, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC.,

the sole member of Gulfport Marina, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary and Treasurer

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

FWW, LLC,

a Florida limited liability company

By: MARINEMAX EAST, INC.

the sole member of FWW, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

FRASER YACHTS FLORIDA, INC.,

a Florida corporation

By:

Print Name:Jeanne Bruss Title:Secretary

FRASER YACHTS CALIFORNIA

a California corporation

By:

Print Name:Jeanne Bruss Title:Secretary

MARINEMAX KW, LLC,

a Florida limited liability company

By: MARINEMAX, INC.

the sole member of MarineMax KW, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

BY HOLDINGS, LLC,

a Florida limited liability company

By: MARINEMAX, INC.

the sole member of BY Holdings, LLC By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

NORTHROP & JOHNSON YACHTS-SHIPS LLC,

a Florida limited liability company

By: FRASER YACHTS FLORIDA, INC.

the sole member of Northrop & Johnson Yachts-Ships LLC

By:

Print Name:Jeanne Bruss Title:Secretary

NORTHROP & JOHNSON CALIFORNIA INC.,

a California corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Chief Financial Officer

PERFECT YACHT CHARTER, LLC,

a Delaware limited liability company

By: MARINEMAX , INC.

the sole member of Perfect Yacht Charter, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

N & J MEDIA, LLC,

a Florida limited liability company

By: MARINEMAX , INC.

the sole member of N & J Media, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

NORTHROP & JOHNSON HOLDING LLC,

a Florida limited liability company

By: MARINEMAX , INC.

the sole member of Northrop & Johnson Holding LLC

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial

Title:Officer, Secretary

N & J GROUP, LLC,

a Florida limited liability company

By: NORTHROP & JOHNSON HOLDING LLC.

the sole member of N & J Group, LLC

By: MARINEMAX, INC.

the sole member of Northrop & Johnson Holding LLC

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial

Title:Officer, Secretary

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

PRIVATE INSURANCE SERVICES, LLC,

a Florida limited liability company

By: MARINEMAX , INC.

the sole member of Private Insurance Services, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

SKIPPER MARINE, LLC,

a Wisconsin limited liability company

By: MARINEMAX , INC.

the sole member of Skipper Marine, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

SKIPPER BUD’S OF ILLINOIS, INC.,

An Illinois corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

SKIPPER MARINE OF MADISON, LLC,

a Wisconsin limited liability company

By: MARINEMAX , INC.

the sole member of Skipper Marine of Madison, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

SKIPPER MARINE OF FOX VALLEY, LLC,

a Wisconsin limited liability company

By: MARINEMAX , INC.

the sole member of Skipper Marine of Fox Valley, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

SKIPPER MARINE OF CHICAGO-LAND, LLC,

An Illinois limited liability company

By: MARINEMAX , INC.

the sole member of Skipper Marine of Chicago-Land, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

SKIPPER MARINE OF MICHIGAN, LLC,

a Michigan limited liability company

By: MARINEMAX , INC.

the sole member of Skipper Marine of Michigan, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

SKIPPER MARINE OF OHIO, LLC,

An Ohio limited liability company

By:

Print Name:Michael H. McLamb

Director, and as such, collectively with the other

Title:Director, Manager

By:

Print Name:W. Brett McGill

Director, and as such, collectively with the other

Title:Director, Manager

SILVER SEAS YACHTS, LLC,

An Arizona limited liability company

By: MARINEMAX , INC.

the sole member of Silver Seas Yachts, LLC

By:

Print Name:Michael H. McLamb

Executive Vice   President,   Chief   Financial

Title:Officer, Secretary

SILVER SEAS CALIFORNIA, INC.,

a Florida corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

MARINEMAX PRODUCTS, INC.,

a Florida corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

KCS INTERNATIONAL INC.,

A Wisconsin corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

NISSWA MARINE, INC.,

a Minnesota corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Lender and Agent

By:

Name: Thomas M. Adamski

Title:       Vice President Credit

LENDERS:

BANK OF THE WEST, INC.

By:

Print Name:       Silvia K. Boulger

Title: Vice President

M&T BANK

By:

Print Name:       Brandon Kelly

Title: Vice Preisdent

TRUIST BANK

By:

Print Name:       Stephen D. Metts

Title: Director

[Signature Page to First Omnibus Amendment to A&R LSA and 7th A&R PTL]